UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2005

REWARDS NETWORK INC.

(Exact Name of Registrant Specified in its Charter)

Delaware	1-13806	84-6028875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza, Suite 950 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 521-6767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 25, 2005, Rewards Network Inc. (the “Corporation”), Bank of America, N.A., lenders party thereto and subsidiaries of the Corporation parties thereto entered into a Waiver (“Waiver”) to the Credit Agreement among the Corporation, Bank of America, N.A., as Administrative Agent and Letter of Credit Issuer, and the other lenders party thereto (“Credit Agreement”). Pursuant to the Waiver, the lenders agreed to waive any default having occurred or to occur as a result of a breach of Section 6.12(a) of the Credit Agreement, which requires the Corporation to maintain positive net income, and 6.12(b) of the Credit Agreement, which requires the Corporation to maintain a ratio of indebtedness to earnings before interest, taxes, depreciation and amortization that does not exceed a stated amount, for the quarterly accounting period ended March 31, 2005. The Waiver does not waive any defaults for purposes of requesting an extension of credit under the Credit Agreement. This summary is qualified in its entirety by reference to the Waiver, a copy of which is attached hereto as Exhibit 10.1.

The Corporation does not currently have any borrowings outstanding under the Credit Agreement. The Corporation is discussing with Bank of America, N.A. amendments to the Credit Agreement that would cure the defaults for purposes of requesting an extension of credit under the Credit Agreement.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 26, 2005, the Corporation issued a press release reporting its results for the first quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and Exhibit 99.1 attached hereto is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The information shall not be deemed incorporated by reference into any filings pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as otherwise specifically stated in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Waiver to Credit Agreement, dated as of April 25, 2005, by and among Rewards Network Inc., Bank of America, N.A., as Administrative Agent and Letter of Credit Issuer, the other lenders party thereto, and the subsidiaries of Rewards Network Inc. party thereto.

99.1	Press release, dated April 26, 2005, issued by Rewards Network Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REWARDS NETWORK INC.

By:	/s/ Kenneth R. Posner
Kenneth R. Posner Senior Vice President, Finance and Administration, and Chief Financial Officer

Dated: April 26, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Waiver to Credit Agreement, dated as of April 25, 2005, by and among Rewards Network Inc., Bank of America, N.A., as Administrative Agent and Letter of Credit Issuer, the other lenders party thereto, and the subsidiaries of Rewards Network Inc. party thereto.

99.1	Press release, dated April 26, 2005, issued by Rewards Network Inc.